Exhibit 99.1

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Presentation to Investors

STEWART & STEVENSON

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April 2003

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Forward Looking Statements

Statements Contained in This Presentation Which Are Not Historical Facts Could Be Considered Forward-looking Statements. Such Forward-looking Statements Are Made Pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  Actual Results May Differ Materially From Anticipated Results.  Forward-looking Statements Involve Risks and Uncertainties Including the Effects of Government Budgets and Requirements, Economic Conditions, Competitive Environment and Timing of Awards and Contracts, in Addition to Other Factors Described in the Company’s Filings With the Securities and Exchange Commission Including the Most Recent 10-K.

Overview Video

Stewart & Stevenson

Corporate Profile

Stewart & Stevenson is a Global System Integrator and Aftermarket Support Organization for Energy Conversion and Utilization Systems in Niche and Environmentally Challenging Applications. Competitive Advantage is Achieved Through Speed, Application Skills, Customer Relationships and Superior Service Utilizing Enabling Technology Provided by Partners Who Have Scale.

•                    Manufacturer, Distributor & Provider of

•                    Service for Engine-Driven Equipment

•                    Headquarters in Houston, Texas

•                    $1.2 Billion U.S. Dollars Sales FY2002

•                    3600+ Employees…800+ Service Techs & 200+ Engineering Positions

•                    Focus on Four Business Groupings

[PHOTO OF CORPORATE OFFICE HOUSTON, TEXAS]

NYSE Listing Update

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•                    Moved to NYSE October 18, 2002:

•                Expand Shareholder Base

•                Reduce Transaction Costs

•                Improve Trading Efficiency

•                Lower Volatility

•                Centralize Trading Information

•                Create Global Visibility

•                    New Ticker Symbol “SVC”

Focus on Four Business Groupings

Fiscal Year 2002

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$1776MM Sales

•                    Power Products

•                    Tactical Vehicle Systems

•                    Engineered Products

•                Petroleum Equipment

•                Distributed Energy

•                Solutions

•                Utility Equipment

•                    S&S Tug (Airline)

Power Products

FY2002 ($MM)

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Parts & Service Sales 60% of Total

•                    Restructured Into 10 Trade Areas

•    Smaller Business Units Aimed at Driving Top Line Growth

•                    Equipment, Parts, Rental, Service Solutions

•                    43 Service Locations

•                    800+ Service Techs

•                    Industrial Equipment and Service

•                    Significant Class 8 and Specialty Vehicle Engine, Transmission, and Truck Parts & Service Business

•                    Material Handling

Targeting Operating Margin Improvement of 2-3% Over Next 1-2 Years

Power Products

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Power Products Applications

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Power Products Locations

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Tactical Vehicle Systems

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Soldiers with the lst squadron, Bravo Company, 2/502nd board a Light Medium Tactical Vehicle (sic) during a break in a 19-hour truck ride in blowing sand and high winds from Camp New York into Iraq on Thursday.

Tactical Vehicle Systems

$451MM Sales FY2002

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•     Sole Source Provider of 2½-Ton & 5-Ton Family of Medium Tactical Vehicles (FMTV) to US Army Since 1991

•     Fifteen Vehicle Variants with 85% Component Commonality

•     Over 20,000 Vehicles Assembled

•     Facility in Sealy, Texas, Producing 2000+ Trucks & Trailers Annually

•     Growing Aftermarket Support Infrastructure With Facilities in Military Locations

•     E-Commerce Business for Repair Parts and Component Repair Services

•     Technology Focus on Hybrid Electric, Suspension and Braking, On-Vehicle Electronics, and Diagnostics

•     US Government R&D Program Funding Adds to Technology Base

•     Lean Manufacturing and Innovative Supplier Partnering

•     Awarded $396 Million Production Contract Extension Through September 2004

Tactical Vehicle Systems Outlook

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•     Positioning to Win Next Multi-year Award Expected FY2003

•    Five Year Program

•    Over 10,000 Vehicles

•    Same Proven Product With Further Enhancements

•     Integrate Fabrication to Further Enhance Quality and Reduce Lead Times

•     Additional Sales Targeted to Other Branches of the US Military and Allied Governments

•     UK MoD $2.0 Billion Bid With International Consortium

•     34 Consecutive Months of On-time Delivery—20,000th Vehicle Rolled Off Assembly Line on 3/26/03

Engineered Products Strategy

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•     Top Line Growth

•    Market Rebound and Share Growth

•    New Product Introductions

•    Acquisitions…Product Line Extensions

•     Process Driven Productivity

•    JD Edwards

•    Product Structuring

•    Project Management

•     Synergies with Power Products & TVS

•    Shared Technology

•    Leveraged Service Infrastructure

•     Consolidating Onto One Campus

Petroleum Equipment

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Petroleum Equipment

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•     Equipment and Service Solutions for Land and Offshore Oil & Gas Applications

•    Coil Tubing Systems

•    Fracturing Systems

•    Acidizing Systems

•    Remanufacturing

•     Global Business With Locations in Houston, Hong Kong, Moscow

•     Technology Focus on Coil Tubing Systems, Electronic Controls, Engine Application

•     New Proprietary Product Introduction and Service Growth Focus

•     Sold Non-core Blowout Preventer, Valve, and Drilling Riser Business in FY02

Unique Engineering Solutions in Global Markets

Distributed Energy Solutions

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Distributed Energy Solutions

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•                    Power Generation Solutions — Land and Marine

•                Reciprocating Engine Generator Sets

•                Turnkey Power Plants

•                Installation Services

•                Operations and Maintenance Services

•                Equipment From 550 kW to 5700 kW

•                Complete Power Plants to 50 MW

•                    Fabrication Facilities Located in Houston, Texas, and Sacramento, California

•                    Power Products Segment Performs Aftermarket Service and Support

•                    Detroit Diesel/MTU, EMD, Wartsila, Deutz, and Waukesha

Global Market Participant Providing Distributed Energy Solutions

Utility Equipment

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Utility Equipment

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•     Equipment and Service Solutions for Specialty Vehicles in a Niche Market

•     Rail King

•    Rail Car Movers

•                    Snow Removal

•    Used by Airports & State/Local Highway Departments

•                    Input/Output Product Lines

•    Seismic Vibrators for Geophysical Industry

•                    Located in Houston, Texas

S&S Tug (Airline)

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S&S Tug (Airline)

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•     Manufacturer and Service Provider of Full Range of Aircraft Ground Support Systems:

•    Baggage & Push Back Tractors

•    Ground Power

•    Belt Loaders

•    Air Starts

•    Air Conditioners

•     Facilities Near Atlanta, GA

•     Service Facilities on Airport Properties

•     Technology Focus…Emissions, Electric Propulsion, Drive Train Systems

•    MXi Electric Propulsion Tow Tractor for Industrial Plant Material Handling Applications

•     Market Growth Through Electric Products, Regional Airlines, Military, and Specialty Material Handling

•     Acquired DAVCO January 2003

•    Regional and Governmental Airline Ground Support Equipment

Global Market Participant With Strong Customer Relationships

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Financial

Results

Strong Balance Sheet

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•     Solid Asset Base

•    $652 Million in Total Assets

•    89% Comprised of Cash, Receivables, Inventory, Property, Plant and Equipment

•     Positive Shareholders Equity

•    28.7 Million Common Shares Outstanding (Diluted)

•    $362 Million Total Shareholders Equity

•     $12.71 Book Value Per Share at End of FY2002

Low Corporate Debt

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•     $58 Million Total Debt at the End of Fiscal 2002

•    $55 Million of Senior Unsecured Notes

•    $30 Million Due May 2003

•    $25 Million Due in 2006

•     Unsecured Revolving Credit Facility

•    Provides Up to $150 Million Including Letter of Credit Facility

•    No Borrowings Under the Revolver at Year End

•     Loan Covenants Not Overly Restrictive

Debt Reduced $148 Million Since 1st Quarter FY99

Positive Cash Generation

Net Cash Provided by Operating Activities	65.9
Expenditures for PPE	(27.0)
Acquisition of Businesses	(4.9)
Dividends Paid	(9.7)
Other	2.3
Total	26.6

•     $66 Million Cash Provided by Operations in Fiscal 2002

•     Capital Reinvestment Rate Approximates Depreciation Plus Expansion

•     Minimal Cash Used for Acquisitions

•     Quarterly Dividend Paid for 57 Consecutive Quarters

•     Positive Cash Provided by Operations Expected to Continue in Fiscal 2003

Excellent Liquidity Profile

•     Maintain Flexibility in Uncertain Times

•    $108 Million in Cash

•    $58 Million in Debt

•    $150 Million in Credit Availability

•     Strong Balance Sheet

•     Positive Cash Generation

•     Conservative and Selective Acquisition Criteria

•    Returns Must Be in Excess of Cost of Capital or Have Synergistic Attributes to Enhance Businesses

•    Continuing To Evaluate Acquisition Candidates

•     Stock Repurchase Strategy

•    No Re-purchase Program in Place

•    Decision to Maintain Strong Liquidity

•    “Cash is King”

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Sales & Earnings Trend

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* Excluding $39 Million Settlement With US Army

•     Sales Down Year Over Year $154 Million

•    Relatively Flat on a Quarterly Basis

•     Continuing Operations Remained Profitable for the Year Despite Revenue Drop

•    $9.4 Million Net Income Decrease on $154 Million Drop in Sales

•                    Expectation is to Remain Profitable in FY03

Strong Cost Management in FY02…FY03 Cost and Top Line Focus

Summary

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•     Major Focus on Power Products Revenue & Margin Growth

•     Win U.S. Army ReBuy at TVS

•     Grow Service in All Business Units

•     Increase Margin Rates in Engineered Products

•     Launch New Products in Engineered Products

•     Utilize Information Management for Improved Customer Service, Lower Costs, and e-Commerce

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Thank You!